Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ PAUL A. ALLAIRE
Paul A. Allaire

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue herself.

/S/ ROZANNE L. RIDGWAY
Rozanne L. Ridgway

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ J.T. BATTENBERG III
J.T. Battenberg III

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue herself.

/S/ JOAN D. MANLEY
Joan D. Manley

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ CHARLES W. COKER
Charles W. Coker

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ JAMES S. CROWN
James S. Crown

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ WILLIE D. DAVIS
Willie D. Davis

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ VERNON E. JORDAN, JR
Vernon E. Jordan, Jr

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ JAMES L. KETELSEN
James L. Ketelsen

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ HANS B. VAN LIEMT
Hans B. van Liemt

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ RICHARD L. THOMAS
Richard L. Thomas

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ JOHN H. BRYAN
John H. Bryan

Dated: September 24, 2002

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and C. Steven McMillan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 29, 2002, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

/S/ FRANK L. MEYSMAN
Frank L. Meysman

Dated: September 24, 2002